UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2011

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 30, 2011, Premier Packaging Corporation (“PPC”), a wholly-owned subsidiary of Document Security Systems, Inc. (“DSS”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Bzdick Properties, LLC, a New York limited liability company (“Bzdick Properties”), to purchase the commercial real property known as 6 Framark Drive, Town of Victor, County of Ontario and State of New York (the “Real Estate”). The Real Estate transaction closed simultaneously with the execution of the Purchase Agreement.

The purchase price for the Real Estate was $1,500,000. The purchase price consisted of a $150,000 cash down payment, a $150,000 subordinated promissory note (the “DSS Note”) from DSS to Bzdick Properties, and a $1,200,000 loan obtained by PPC from RBS Citizens Bank, N.A., a national banking association (“Citizens”). The Citizens loan documents for the Real Estate transaction consisted of a Promissory Note (the “Citizens Promissory Note”), an Amended and Restated Promissory Note (the “Citizens Amended and Restated Note”), a Mortgage and Security Agreement (the “Citizens Mortgage”), a Consolidation, Modification and Extension Agreement (the “Citizens Consolidation”), a Guaranty Agreement (the “Citizens Guaranty”) and an Indemnity Agreement (the “Citizens Indemnity”), each executed on August 30, 2011.

Under the Purchase Agreement, the Real Estate conveyed consisted of Lots 5 and 6 of the School Street Industrial Park Subdivision, and all buildings, improvements, appurtenances and hereditaments belonging to and situated thereon, located in the Town and Village of Victor, New York. The Real Estate is currently occupied solely by PPC for commercial purposes, and has no other tenants. Prior to this Real Estate transaction, PPC was leasing the Real Estate from Bzdick Properties under a lease which was set to expire in January 2020 at a rental rate of $13,333.33 per month.  The Real Estate transaction resulted from the exercise of a purchase option under the existing lease, and the lease was terminated on August 30, 2011.  The Purchase Agreement also contains customary provisions relating to title documents and reports, marketability of title, risk of loss, and survey requirements.

Under the Citizens Amended and Restated Note, the outstanding balance on a preexisting mortgage note assigned to Citizens by M&T Real Estate Trust in conjunction with this transaction, in the amount of $511,965.30 (the “M&T Restated Mortgage Note”), plus new purchase money in the amount of $688,034.70 under the Citizens Promissory Note, were consolidated to create a single loan of $1,200,000 from Citizens.  Monthly payments of principal and interest in the amount of $7,658.43 are due on the last business day of each month and on the maturity date. Interest on the outstanding principal amount shall accrue at a rate per annum equal to the sum of the Adjusted LIBOR Rate, determined by dividing the LIBOR Rate for the previous month by a percentage equal to one hundred percent (100%) minus the LIBOR Reserve Percentage, being the maximum aggregate of the rates of reserve requirements under Federal Reserve regulations then applicable to assets or liabilities consisting of “Eurocurrency Liabilities” having a comparable monthly term, plus 3.15%. The interest is calculated based on the actual number of days elapsed on the basis of a 360-day year. The Company concurrently entered into an interest rate swap agreement to lock into a 5.865% effective interest rate for the life of the loan. Prepayment of principal is permitted under the Citizens Notes on 4 business days’ prior notice to Citizens. In the event that any regularly scheduled monthly payment of interest or principal is not received by Citizens within 10 days after such payment is due, Citizens may assess a late payment charge equal to the greater of $35 or Five Cents ($.05) for each $1.00 of such overdue monthly installment. The Citizens Amended and Restated Promissory Note matures in 10 years at which time a balloon payment of the remaining principal balance of $919,677.05 is due and payable by PPC.

Under the Citizens Promissory Note, the Citizens Amended and Restated Note, and the Citizens Mortgage, the following constitute events of default: (i) PPC fails to pay any sum required to be paid by PPC on or before the date such payment is due; (ii) PPC or any guarantor breaches any covenant in the Citizens Notes, Citizens Mortgage or any related agreements, including the Citizens Guaranty and Citizens Indemnity; (iii) PPC or any guarantor consents to the appointment of a receiver or trustee in connection with any creditor’s proceeding; (iv) PPC or any guarantor files a voluntary petition in bankruptcy or has such petition filed against them, makes an assignment for the benefit of creditors, or files an answer admitting insolvency or inability to pay its or their debts generally as they become due; (v)  PPC or any guarantor ceases to exist, merges, consolidates, or transfers or disposes of all or substantially all their assets; (vi) PPC or any guarantor defaults in the performance of any other mortgage, note, debt, security interest or encumbrance in favor of Citizens or any third party resulting in acceleration thereof; or (vii) PPC or any guarantor fails to pay, withhold or collect any tax as required by applicable law. The Citizens Notes and Citizens Mortgage also contain certain customary affirmative and financial covenants and negative covenants against incurring indebtedness, liens, and liabilities.

Under the Citizens Consolidation, mortgages on the Real Estate totaling $1,200,000 were consolidated and modified so as to constitute a single lien of $1,200,000 in favor of Citizens, which includes $688,034.70 of new purchase money loaned to PPC by Citizens on August 30, 2011, and amounts assigned to Citizens by M&T Real Estate Trust totaling $511,965.30, under the Assignment of Mortgage dated July 26, 2011 between M&T Real Estate Trust (Successor by Merger to M&T Real Estate, Inc.) and RBS Citizens, N.A. (the “Assignment”).

In conjunction with the Citizens Promissory Note, Citizens Amended and Restated Note, Citizens Mortgage and Citizens Consolidation, each of DSS and its subsidiaries, Plastic Printing Professionals, Inc. and Secuprint Inc., executed the Citizens Guaranty guaranteeing payment of the Citizens Notes. In addition to the Citizens Guaranty, each of DSS, PPC, Plastic Printing Professionals, Inc. and Secuprint Inc. executed the Citizens Indemnity for the purpose of indemnifying Citizens against any liability which may accrue as a result of any violation of environmental laws and regulations applicable to the Real Estate.

The Citizens Promissory Note, Citizens Amended and Restated Note and Citizens Mortgage are collateralized by all of the assets of PPC.

The DSS Note issued to Bzdick Properties, totaling $150,000, matures on March 31, 2012, and accrues interest at an annualized rate of 9.5% per annum. Prepayment of principal may be made without penalty. The DSS Note calls for interest only payments during its term with a balloon payment due at maturity, and will be secured by a guaranty agreement running from PPC to Bzdick Properties.  The DSS Note is subordinated to the Citizens loan documents.

One of the members of Bzdick Properties is Robert Bzdick, who also serves as a director and chief operating officer of DSS, and as such is a related party to both DSS and PPC.

The forgoing description is a summary only, does not purport to set forth the complete terms of the Purchase Agreement, the Citizens Amended and Restated Note, the Citizens Promissory Note, the DSS Note, the Assignment, the Citizens Mortgage, the Citizens Consolidation, the Citizens Guaranty, the Citizens Indemnity or the M&T Restated Mortgage Note, and is qualified in its entirety by reference to such documents attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10, respectively, to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Purchase and Sale Agreement dated August 30, 2011 between Bzdick Properties, LLC and Premier Packaging Corporation.

10.2	Amended and Restated Promissory Note dated August 30, 2011 from Premier Packaging Corporation to RBS Citizens Bank, N.A.

10.3	Promissory Note dated August 30, 2011 from Premier Packaging Corporation to RBS Citizens Bank, N.A.

10.4	Promissory Note dated August 30, 2011 from Document Security Systems, Inc. to Bzdick Properties, LLC.

10.5	Assignment of Mortgage dated July 26, 2011 between M&T Real Estate Trust (Successor by Merger to M&T Real Estate, Inc.) and RBS Citizens Bank, N.A.

10.6	Mortgage and Security Agreement dated August 30, 2011 between Premier Packaging Corporation and RBS Citizens Bank, N.A.

10.7	Consolidation, Modification and Extension Agreement dated August 30, 2011 between Premier Packaging Corporation and RBS Citizens Bank, N.A.

10.8	Guaranty Agreement dated August 30, 2011 from Document Security Systems, Inc., Plastic Printing Professionals, Inc. and Secuprint Inc. to RBS Citizens Bank, N.A.

10.9	Indemnity Agreement dated August 30, 2011 from Document Security Systems, Inc., Premier Packaging Corporation, Plastic Printing Professionals, Inc. and Secuprint Inc. to RBS Citizens Bank, N.A.

10.10	Restated Mortgage Note dated February 1, 2007 from Bzdick Properties, LLC to M&T Real Estate Trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: September 2, 2011	By:	/s/ Patrick A. White
Patrick A. White
Chief Executive Officer

 Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement dated August 30, 2011 between Bzdick Properties, LLC and Premier Packaging Corporation.

10.2	Amended and Restated Promissory Note dated August 30, 2011 from Premier Packaging Corporation to RBS Citizens Bank, N.A.

10.3	Promissory Note dated August 30, 2011 from Premier Packaging Corporation to RBS Citizens Bank, N.A.

10.4	Promissory Note dated August 30, 2011 from Document Security Systems, Inc. to Bzdick Properties, LLC.

10.5	Assignment of Mortgage dated July 26, 2011 between M&T Real Estate Trust (Successor by Merger to M&T Real Estate, Inc.) and RBS Citizens Bank, N.A.

10.6	Mortgage and Security Agreement dated August 30, 2011 between Premier Packaging Corporation and RBS Citizens Bank, N.A.

10.7	Consolidation, Modification and Extension Agreement dated August 30, 2011 between Premier Packaging Corporation and RBS Citizens Bank, N.A.

10.8	Guaranty Agreement dated August 30, 2011 from Document Security Systems, Inc., Plastic Printing Professionals, Inc. and Secuprint Inc. to RBS Citizens, N.A.

10.9	Indemnity Agreement dated August 30, 2011 from Document Security Systems, Inc., Premier Packaging Corporation, Plastic Printing Professionals, Inc. and Secuprint Inc. to RBS Citizens Bank, N.A.

10.10	Restated Mortgage Note dated February 1, 2007 from Bzdick Properties, LLC to M&T Real Estate Trust.